POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Matthew Small, Justin Tan, Brent
Siler and Alexander
Baldwin, signing singly, the undersigned's true and lawful attorney-in-fact to:

(1) execute and file for and on behalf
of the undersigned, in the
undersigned's individual capacity, Form ID and Forms 3, 4, and 5 and any successor forms thereto in accordance with
Section 16(a) of the Securities
Exchange Act of 1934, as amended (the
"Exchange Act"), and the rules
thereunder, with respect to the
securities of Blackboard Inc. (the "Company");

(2) execute and file
for and on behalf of the undersigned, in the undersigned's individual capacity, any report on Form 144 required under Rule
144 promulgated
under the Securities Act of 1933, as amended (the "Securities
Act"),
relating to sales of securities of the Company;

(2) do and perform any
and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form ID, Form
3, 4, or 5
or Form 144, complete and execute any amendment or amendments thereto,

and file such form with the United States Securities and Exchange
Commission and
any stock exchange or similar authority; and

(3)
take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

The undersigned hereby grants to each
such attorney-in-fact full power and
authority to do and perform any and
every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.

The undersigned acknowledges that:

(1)
neither the Company nor any of such attorneys-in-fact assumes (i) any liability for the undersigned's responsibility to comply with the requirements of the Exchange Act (ii) any liability of the undersigned for any failure to comply with such requirements, or (iii) any obligation or liability of the undersigned for profit disgorgement under
Section 16(b) of the Exchange
Act;

(2) neither the Company nor any
of such attorneys-in-fact assumes (i)
any liability for the undersigned's
responsibility to comply with the
Securities Act, including Rule 144
promulgated thereunder or (ii) any liability of the undersigned for any failure to comply with such requirements;

(3) this Power of Attorney
authorizes each such attorney-in-fact to act in his discretion on information provided to such attorney-in-fact without independent verification of such information; and

(4) any documents prepared
and/or executed by any such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney will be in such form and will contain such information and disclosure as such attorney-in-fact, in his discretion, deems necessary or desirable.

This Power of Attorney shall
remain in full force and effect until the undersigned is no longer required to file Form 144 and Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by the
Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF,
the undersigned has caused this Power of Attorney to be executed as of this 10th day of May, 2004.


Signature: /S/ Arthur Levine

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Name: Arthur Levine